UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 6, 2022
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
16400 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 6, 2022, Rivian Automotive, Inc. (the "Company") held its Annual Meeting of Stockholders. Holders of the Company's Class A common stock were entitled to one vote per share held as of the close of business on April 11, 2022 (the "Record Date") and holders of the Company's Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 700,121,231 shares of the Company's Class A common stock and 7,825,000 shares of the Company's Class B common stock were presented in person or represented by proxy at the meeting, representing approximately 80.15% of the combined voting power of the Company's Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2022.
Item 1 — Election of three Class I directors for a term of office expiring on the date of the annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert J. Scaringe	697,589,028	23,199,571	57,582,632
Peter Krawiec	697,090,292	23,698,307	57,582,632
Sanford Schwartz	696,022,041	24,766,558	57,582,632

Item 2 — Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED
776,894,769	951,622	524,840

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
684,143,576	34,041,466	2,603,557	57,582,632

Item 4 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes ABSTAINED	Broker Non-Votes
719,798,404	217,959	378,800	393,436	57,582,632

Based on the foregoing votes, Robert J. Scaringe, Peter Krawiec and Sanford Schwartz were elected, Items 2 and 3 were approved and the Company's stockholders recommended that future stockholder advisory votes on the compensation of the Company's named executive officers be held every year. Based on the foregoing voting results and consistent with the recommendation of the Board of Directors of the Company (the "Board"), the Board has determined to hold an advisory vote on the compensation of the Company's named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company's named executive officers is submitted to the Company's stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: June 9, 2022	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer